Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 5, 2015 (this “Amendment”), is among AMERICAN HONDA FINANCE CORPORATION, (the “Borrower”) the banks party hereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party hereto. Terms defined in the Credit Agreement (as defined below) are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain $3,500,000,000 Five Year Credit Agreement dated as of March 7, 2014 (the “Credit Agreement”) and wish to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 1. Section 1.1 is hereby amended by deleting the definition of “Commitment Termination Date” therein in its entirety and replacing it with the following in lieu thereof:

““Commitment Termination Date” shall mean, subject in all cases, to the date the Commitments or this Agreement are cancelled or terminated pursuant to the terms hereof, the later of (a) March 7, 2020 and (b) if maturity is extended upon the request of the Borrower pursuant to Section 2.8(a), such extended maturity date as determined pursuant to such Section; provided, that with respect to any Non-Extending Bank, Commitment Termination Date shall mean the later of (x) March 7, 2020 and (y) only if such Non-Extending Bank extended the maturity of its Commitments for one year pursuant to Section 2.8, such extended maturity date determined pursuant to such Section; provided, further, that if the Commitment Termination Date is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day.”

1.2 Amendment to Section 2. Section 2.8 is hereby amended by deleting Section 2.8(a) in its entirety and replacing it with the following in lieu thereof:

“(a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Banks) not earlier than 90 days but not later than 60 days prior to any anniversary hereof (a “Loan Anniversary”), request that each Bank extend such Bank’s Commitment Termination Date for an additional one year from the Commitment Termination Date then in effect hereunder (the “Existing Termination Date”); provided, that in no event shall the Commitment Termination Date be extended beyond March 7, 2022.”

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SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following each of which shall be satisfactory in form and substance to the Administrative Agent:

(a) this Amendment, duly executed by each of the Borrower, the Banks and the Administrative Agent;

(b) Authorized Officer’s Certificate for the Borrower, together with, copies of the articles of incorporation, by-laws (or, in the alternative and as applicable, a certification from an Authorized Officer that any such articles of incorporation and/or by-laws previously delivered to the Administrative Agent has not been further amended, modified, rescinded or revoked since the date of delivery thereof to the Administrative Agent) and resolutions of the Borrower. Such certificate shall also specify each of the officers who is authorized to sign this Amendment on behalf of the Borrower (including a specimen signature of such officers).

(c) a certificate dated as of the date hereof and certified by an Authorized Officer of the Borrower that states that (i) the HMC Support Agreement has not been amended, supplemented or otherwise modified since the last delivery of an executed copy of the HMC Support Agreement or any amendment or modification thereof pursuant to Section 9.11 of the Credit Agreement and (ii) that the Borrower is not in the process of amending, supplementing or otherwise modifying the HMC Support Agreement

(d) a certificate signed by an Authorized Officer of Borrower certifying that as of the Amendment Effective Date (i) the representations and warranties of the Borrower contained in Section 8 of the Credit Agreement, as amended hereby, are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any such representation or warranty, such representation or warranty is true and correct in all respects) on and as of the Amendment Effective Date and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) the Borrower is in compliance with all of the terms and provisions of the Credit Documents and no Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment, and (iii) no material adverse change has occurred since March 31, 2014, in the business, operations or financial condition of the Borrower and the Subsidiaries, taken as whole, or in the facts and information regarding such entities as represented to date;

(e) a favorable opinion of one or more legal counsel to the Borrower, addressed to each Bank, in form and substance reasonably satisfactory to each Bank; and

(f) from the Borrower all fees required to be paid, and all expenses for which invoices have been presented, on or before the date hereof.

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SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to the Banks and the Administrative Agent as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s organization documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law.

3.2 No Consents. No consent, approval, authorization, order or decree of, or notice to or filing with, any Governmental Authority is required for the consummation of the transactions contemplated by this Amendment, except for such informational filings as may be required under applicable securities laws.

3.3 Validity, etc. This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.4 No Default. No Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment.

3.5 Representations and Warranties. The representations and warranties of the Borrower contained in Section 8 of the Credit Agreement (as amended hereby) and in the other Credit Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any such representation or warranty, such representation or warranty is true and correct in all respects) on and as of the Amendment Effective Date and after giving effect thereto, as though made on and as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date).

SECTION 4. MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and all other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Credit Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

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4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. Subject to any restrictions on assignment contained in the Credit Agreement, the Credit Agreement and this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures follow]

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Credit Agreement as of the date first set forth above.

AMERICAN HONDA FINANCE CORPORATION

By:	/s/ Shinji Kubaru
Name:	Shinji Kubaru
Title:	Vice President and Treasurer

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent and as Auction Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent and as Auction Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ Minoru Hagio
Name:	Minoru Hagio
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Bank

By:	/s/ Matthew C. Swickhamer
Name:	Matthew C. Swickhamer
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ Prathamesh Kshirsagar
Name:	Prathamesh Kshirsagar
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC,
as a Bank

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

BNP PARIBAS,
as a Bank

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

BNP PARIBAS,
as a Bank

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Bank

By:	/s/ Brian Ike
Name:	Brian Ike
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Bank

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

MIZUHO BANK, LTD., LOS ANGELES BRANCH,
as a Bank

By:	/s/ Naoaki Saito
Name:	Naoaki Saito
Title:	Joint General Manager

[Signature Page to First Amendment to Credit Agreement]

SOCIÉTÉ GÉNÉRALE,
as a Bank

By:	/s/ Yao Wang
Name:	Yao Wang
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Bank

By:	/s/ Hiroyuki Suzuki
Name:	Hiroyuki Suzuki
Title	Executive Director

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

LLOYDS BANK PLC,
as a Bank

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President
G011

By:	/s/ Julia Franklin
Name:	Julia Franklin
Title:	Vice President
F014

[Signature Page to First Amendment to Credit Agreement]

ROYAL BANK OF CANADA,
as a Bank

By:	/s/ Edward D. Herko
Name:	Edward D. Herko
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Bank

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Jeff Benedix
Name:	Jeff Benedix
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

HSBC BANK USA, N.A.,
as a Bank

By:	/s/ Christopher Samms
Name:	Christopher Samms
Title:	Senior Vice President, #9426

[Signature Page to First Amendment to Credit Agreement]

MITSUBISHI UFJ TRUST AND BANKING CORPORATION NEW YORK BRANCH,
as a Bank

By:	/s/ Makoto Takeda
Name:	Makoto Takeda
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

THE NORINCHUKIN BANK, NEW YORK BRANCH,
as a Bank

By:	/s/ Kazuro Tanaka
Name:	Kazuro Tanaka
Title	Joint General Manager

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF NEW YORK MELLON,
as a Bank

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	First Vice President

[Signature Page to First Amendment to Credit Agreement]